UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2021

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy	20131
(Address of Principal Executive Offices)	(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2021, Kaleyra, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2020. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer and Chief Financial Officer RSU Awards

On February 10, 2021, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved an award of 115,000 restricted stock units (“RSUs”) to Mr. Dario Calogero, the Company’s Chief Executive Officer, with such award to vest over 16 quarters beginning May 1, 2021, and then on August 1, November 1 and February 1, ending February 1, 2025. The Company will withhold shares of stock subject to the RSUs at the time of vesting for the purposes of satisfying any tax withholding obligations which arise in connection with the vesting of such RSUs issued to Mr. Calogero. The RSU award is being made using the form of Notice of RSU Grant and RSU Agreement previously filed by the Company as Exhibit 10.11 to the Current Report on Form 8-K as filed with the SEC on December 2, 2019, and the above summary of the terms of these RSUs is qualified in its entirety by reference to such form.

On February 10, 2021 the Committee also approved an award of 60,000 RSUs to Mr. Giacomo Dall’Aglio, the Company’s Chief Financial Officer, with such award to vest over 16 quarters beginning May 1, 2021, and then on August 1, November 1 and February 1, ending February 1, 2025. Also, the Company will withhold shares of stock subject to the RSUs at the time of vesting for the purposes of satisfying any tax withholding obligations which arise in connection with the vesting of such RSUs issued to Mr. Dall’Aglio. The RSU award is being made using the form of Notice of RSU Grant and RSU Agreement previously filed by the Company as Exhibit 10.11 to the Current Report on Form 8-K as filed with the SEC on December 2, 2019, and the above summary of the terms of these restricted stock units is qualified in its entirety by reference to such form.

Item 7.01	Regulation FD Disclosure

The Company will host a conference call to discuss its fourth quarter and fiscal year end 2020 financial results on February 16, 2021, at 8:00 a.m. Eastern time. On February 16, 2021, the Company posted an investor presentation to the Investor Relations section of its website www.kaleyra.com, in connection with the earnings call for the quarter and fiscal year ended December 31, 2020. A copy of the investor presentation is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in, or incorporated into, this Item 7.01 of this Report, including Exhibit 99.2 attached hereto, is furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

This Report shall not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Please refer to Exhibit 99.2 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

99.1	Press Release dated February 16, 2021.

99.2	Investor Presentation slideshow in use beginning February 16, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2021

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President